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                                                                   EXHIBIT 24


                                POWER OF ATTORNEY

                           ANNUAL REPORT ON FORM 10-K
                             OF ST. JOE CORPORATION


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director or officer, or both, of St. Joe Corporation (the "Company") constitutes and appoints J. Malcolm Jones, Jr. and Robert M. Rhodes, Esq., his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, and each of them with full power to act without the other for him and in his name, place and stead, in any and all capacities, to execute and file, or cause to be filed, with the Securities and Exchange Commission (the "Commission") an Annual Report on Form 10-K for the Company's fiscal year ended December 31, 1996 and any and all amendments thereto, and all matters required by the Commission in connection with such Annual Report on Form 10-K under the Securities Exchange Act of 1934, as amended, granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his name and seal the 27 day of March, 1997.

                                                  /s/ Peter S. Rummell
                                                 ------------------------------
                                                  Peter S. Rummell

                                                  /s/ Robert E. Nedly
                                                 ------------------------------
                                                  Robert E. Nedley

                                                  /s/ Jacob C. Belin
                                                 ------------------------------
                                                  Jacob C. Belin

                                                  /s/ Winfred L. Thornton
                                                 ------------------------------
                                                  Winfred L. Thornton

                                                  /s/ Russell B. Newton, Jr.
                                                 ------------------------------
                                                  Russell B. Newton, Jr.

                                                  /s/ John J. Quindlen
                                                 ------------------------------
                                                  John J. Quindlen

                                                  /s/ Walter L. Revell
                                                 ------------------------------
                                                  Walter L. Revell

                                                  /s/ Frank S. Shaw, Jr.
                                                 ------------------------------
                                                  Frank S. Shaw, Jr.

                                                  /s/ John D. Uible
                                                 ------------------------------
                                                  John D. Uible

                                                  /s/ Carl F. Zellers
                                                 ------------------------------
                                                  Carl F. Zellers

                                                  /s/ Robert E. Nedley
                                                 ------------------------------
                                                  Robert E. Nedley